UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 4, 2013

GERON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-20859	75-2287752
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

149 COMMONWEALTH DRIVE, SUITE 2070
MENLO PARK, CALIFORNIA 94025
(Address of principal executive offices, including zip code)

(650) 473-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

     Geron Corporation (the “Company” or “Geron”) will be providing financial information about the Company’s cash and investment balances as of December 31, 2012 in the Company’s presentation at the J.P. Morgan Healthcare Conference in San Francisco, California, on January 10, 2013. The aforementioned financial information is included on slide #3 and slide #26 of the presentation, as furnished in Exhibit 99.1 to this Current Report and is incorporated herein by reference.

     The information contained in this Item 2.02 and in the accompanying Exhibit 99.1 to this Current Report shall be deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The information contained in this Item 2.02 and in the accompanying Exhibit 99.1 to this Current Report shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission under the Securities Act or the Exchange Act made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 7.01 Regulation FD Disclosure.

     On January 7, 2013, the Company issued a press release, entitled “Geron to Divest Stem Cell Assets,” announcing that on January 4, 2013, the Company entered into an Asset Contribution Agreement with BioTime, Inc. (“BioTime”) and BioTime’s recently formed subsidiary, BioTime Acquisition Corporation (“BAC”), providing for the divestiture of Geron’s stem cell assets to BAC upon closing of the transaction, which is expected to occur no later than September 30, 2013. A copy of the press release is attached as Exhibit 99.2 to this Current Report and is incorporated herein by reference.

     At 1:00 p.m. PST, Thursday, January 10, 2013, John A. Scarlett, M.D., President and Chief Executive Officer of Geron, will present at the J.P. Morgan Healthcare Conference in San Francisco, CA. The slides accompanying the presentation, together with a slide setting forth certain cautionary language intended to qualify the forward-looking statements included in the presentation, are furnished as Exhibit 99.1 to this Current Report and are incorporated herein by reference. The slides will also be made available in the “Investor Relations” section of Geron’s website, located at www.geron.com.

     The information contained in this Item 7.01 and in the accompanying Exhibits 99.1 and 99.2 to this Current Report shall be deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act. The information contained in this Item 7.01 and in the accompanying Exhibits 99.1 and 99.2 to this Current Report shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission under the Securities Act or the Exchange Act made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

     (d) Exhibits.

Exhibit No.	Description
99.1	J.P. Morgan Healthcare Conference 2013 presentation.
99.2	Press release, dated January 7, 2013, entitled “Geron to Divest Stem Cell Assets”.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERON CORPORATION

Date:	January 7, 2013	By:	/s/ Stephen N. Rosenfield
Stephen N. Rosenfield
Executive Vice President, General
Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	J.P. Morgan Healthcare Conference 2013 presentation.
99.2	Press release, dated January 7, 2013, entitled “Geron to Divest Stem Cell Assets”.